UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2008

REAL ESTATE ASSOCIATES LIMITED III

(Exact name of Registrant as specified in its charter)

            California                0-10673                 95-3547611

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Real Estate Associates Limited III, a California limited partnership (the “Registrant”), has a 94% limited partnership interest in Westgate Apartments, Ltd., an Alabama limited partnership (“Westgate”), which owned Westgate Apartments, a 72-unit property located in Albertville, Alabama.  On December 10, 2008, Westgate sold its sole investment property to a third party, Double E Properties, LLC, an Alabama Limited Liability Company, for a sales price of $703,250.

As previously disclosed, the mortgage lender had commenced a foreclosure of the property.  Although the sales price was less than the outstanding debt on the property, the lender accepted a discounted payoff.  After payment to the lender and closing costs there were no sale proceeds available for distribution.  The Registrant had no remaining investment balance in Westgate at September 30, 2008 or December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED III

(a California limited partnership)

                             By:    National Partnership Investments Corp.

                                    Corporate General Partner

By: /s/Stephen B. Waters
Stephen B. Waters
Vice President

Date: December 15, 2008